Summary of Organization and Significant Accounting Policies - Estimated Amortization Expense for Intangible Assets (Detail) - Summit Materials, LLC [Member] - USD ($) $ in Thousands	Jul. 02, 2016	Jan. 02, 2016	Dec. 27, 2014
Finite-Lived Intangible Assets [Line Items]
2016		$ 2,167
2017	$ 1,258	959
2018	1,252	959
2019	1,246	959
2020	1,162	901
Thereafter		9,060
Total	$ 25,582	$ 15,005	$ 17,647